P R O S P E C T U S
November 28, 2021
O’Shaughnessy Market Leaders Value Fund

Class I – OFVIX

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY SECTION
O’Shaughnessy Market Leaders Value Fund
Investment Objective
The O’Shaughnessy Market Leaders Value Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Class I shares, which are not reflected in the tables or examples below.

SHAREHOLDER FEES (fees paid directly from your investment)	Class I
None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.41%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.56%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$57	$179	$313	$701
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68.71% of the average value of its portfolio.
Principal Investment Strategies of the Fund
Under normal market conditions, the Fund invests primarily in a diversified portfolio of common stocks and other equity securities of companies of all sizes, including but not limited to, American Depositary Receipts (“ADRs”), preferred stocks, limited partnerships, and convertible securities. The Adviser employs a bottom-up, quantitative, factor-based approach to security selection based on research and analysis of historical data. The Adviser may eliminate or substitute factors at its discretion. Portfolio securities may be sold generally upon periodic rebalancing of the Fund’s portfolio. For selling decisions, the Adviser considers the same factors it uses in evaluating a security for purchase and generally sells securities when it believes such securities no longer meet its investment criteria. The Fund may from time to time emphasize investment in certain sectors of the market. As of July 31, 2021, 19% of the Fund’s total investments were invested in the financials sector.
The Adviser screens securities using a factor-based model that seeks to identify market leading companies by analysis of a number of factors including, but not limited to, low valuations, strong financial strength, conservative earnings reporting (earnings quality), strong earnings growth, market capitalization and volume. The Fund selects companies that offer a strong “shareholder yield” – the combination of dividend yield and the rate at which the company is buying back shares of its stock – at the time of initial purchase. While stocks often have both a strong dividend yield and a high rate of share repurchases, that may not always be the case. An individual stock may be deemed to be attractive even if its entire shareholder yield is generated from either dividends or share repurchases. Due to ongoing research, the Adviser may modify the characteristics utilized in the investment strategy, without prior notice to shareholders, in order to better achieve the investment objective.
The Fund will primarily invest in common stocks of U.S. issuers but may also invest up to 20% of its total assets in common stocks of foreign securities and issuers, which may also include issuers located in emerging markets and frontier markets, also known as “pre-emerging markets,” as defined by countries listed on the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index and/or the MSCI Frontier Markets Index. The Fund may invest up to 25% of its total assets in real estate investment trusts (“REITs”) or foreign real estate companies. The Fund may also invest up to 20% of its total assets in depositary receipts of foreign based companies (i.e. ADRs, European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”), etc.) whose common stock is not itself listed on a U.S. exchange. Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. The Fund may invest up to 10% of its total assets in other investment companies, including exchange-traded funds (“ETFs”).
The Fund may also invest up to 100% of the Fund’s total assets in cash, cash equivalents, and high-quality, short-term debt securities, money market mutual funds and money market instruments for temporary defensive purposes. The Fund may also invest up to 50% of its total assets in ETFs that are aligned with the Fund’s principal investment strategies, for temporary defensive purposes.
Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Fund. The following principal risks could affect the value of your investment:
•Equity Securities Risk. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. The values of convertible securities tend to decline as interest rates rise and, because of the conversion feature, tend to vary with fluctuations in the market value of the underlying equity security.

•Market and Regulatory Risk. Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Fund's investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.
•Value Style Investing Risk. At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles. Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time.
•Large-Sized Companies Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
•Small- and Medium-Sized Companies Risk. Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.
•Sector Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.
◦Financials Sector Risk. The Fund currently invests a significant portion of its assets in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements.
•REITs and Foreign Real Estate Company Risk. Investing in REITs and foreign real estate companies makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general, as well as tax compliance risks, and may involve duplication of management fees and other expenses. REITs and foreign real estate companies may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.
•Management Risk. The Fund is an actively managed portfolio. The Adviser’s management practices and investment strategies might not work to meet the Fund’s investment objective.
•Depositary Receipts Risk. The Fund’s equity investments may take the form of sponsored or unsponsored depositary receipts. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.
•Foreign Securities and Emerging Markets Risk. The risks of investing in the securities of foreign issuers, including depositary receipts, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues. These risks are greater in emerging markets.
•Investment Company Risk. When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds. The Fund also will incur brokerage costs when it purchases ETFs.
•Frontier Markets Risk. There is an additional increased risk of price volatility associated with frontier market countries (pre-emerging markets), which may be further magnified by currency fluctuations relative to the U.S. dollar. Frontier market countries generally have smaller economies or less developed capital markets than in more advanced emerging markets and, as a result, the risks of investing in emerging market countries may be magnified in frontier market countries.
Performance
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund’s Class I shares from year to year. The table shows how the Fund’s average annual returns for 1 year and since inception compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.osfunds.com or by calling the Fund toll-free at 1-877-291-7827.

Calendar Year Total Return as of December 31 – Class I
The Fund’s calendar year-to-date return as of September 30, 2021 was 22.12%.
During the period of time shown in the bar chart, the Fund’s highest quarterly return was 20.85% for the quarter ended December 31, 2020 and the lowest quarterly return was -30.77% for the quarter ended March 31, 2020.
Average Annual Total Returns
(for the period ended December 31, 2020)

Class I Shares	1 Year	Since Inception (02/26/2016)
Return Before Taxes	1.75%	11.07%
Return After Taxes on Distributions	1.23%	10.24%
Return After Taxes on Distributions and Sale of Fund Shares	1.39%	8.71%
Russell 1000 Value® Index (reflects no deduction for fees, expenses, or taxes)	2.80%	11.10%

The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Fund, a tax deduction is provided that may benefit the investor. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
Management
Investment Adviser: O’Shaughnessy Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers: James O’Shaughnessy, Principal, Chairman and Chief Investment Officer, Patrick O’Shaughnessy, Principal and Chief Executive Officer, Scott Bartone, Principal and Director of Portfolio Management and Operations and Christopher Meredith, Principal and Director of Research, are the portfolio managers primarily responsible for the day-to-day management of the Fund. Mr. James O’Shaughnessy and Mr. Meredith have managed the Fund since February 2016 and Mr. Patrick O’Shaughnessy and Mr. Scott Bartone have managed the Fund since November 2018.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (O’Shaughnessy Market Leaders Value Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-877-291-7827, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.
Class I shares require a minimum investment of $10,000, are generally available for purchase only by institutional investors, retirement accounts or high net worth individuals and have no minimum subsequent investment requirements, provided the other eligibility requirements for purchase are met.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
STRATEGIES, RELATED RISKS AND PORTFOLIO HOLDINGS INFORMATION

Market Leaders Value Fund
Investment Objective
The Fund’s investment objective is to seek long-term capital appreciation and current income. The Fund’s investment objective is a non-fundamental policy and may be changed by the Board without shareholder approval. If the Fund’s investment objective changes, the Fund will provide 60 days’ prior written notice to shareholders before implementing the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.
Principal Investment Strategies and Risks
Under normal market conditions, the Fund invests primarily in a diversified portfolio of common stocks and other equity securities of companies of all sizes, including but not limited to ADRs, preferred stocks, limited partnerships, and convertible securities. The Adviser employs a bottom-up, quantitative, factor-based approach to security selection based on research and analysis of historical data. The Adviser may eliminate or substitute factors at its discretion. Portfolio securities may be sold generally upon periodic rebalancing of the Fund’s portfolio. For selling decisions, the Adviser considers the same factors it uses in evaluating a security for purchase and generally sells securities when it believes such securities no longer meet its investment criteria. The Fund may from time to time emphasize investment in certain sectors of the market. As of July 31, 2021, 19% of the Fund’s total investments were invested in the financials sector.

The Adviser screens securities using a factor-based model that seeks to identify market leading companies by analysis of a number of factors including, but not limited to, low valuations, strong financial strength, conservative earnings reporting (earnings quality), strong earnings growth, market capitalization and volume. The Fund selects companies that offer a strong “shareholder yield” – the combination of dividend yield and the rate at which the company is buying back shares of its stock – at the time of initial purchase. While stocks often have both a strong dividend yield and a high rate of share repurchases, that may not always be the case. An individual stock may be deemed to be attractive even if its entire shareholder yield is generated from either dividends or share repurchases. Due to ongoing research, the Adviser may modify the characteristics utilized in the investment strategy, without prior notice to clients, in order to better achieve the investment objective.
The Fund will primarily invest in common stocks of U.S. issuers but may also invest up to 20% of its total assets in common stocks of foreign securities and issuers, which may also include issuers located in emerging markets and frontier markets, also known as “pre-emerging markets,” as defined by countries listed on the MSCI Emerging Markets Index and/or the MSCI Frontier Markets Index. The Fund may invest up to 25% of its total assets in real estate investment trusts (“REITs”) or foreign real estate companies. The Fund may also invest up to 20% of its total assets in depositary receipts of foreign based companies (i.e. ADRs, EDRs, and GDRs, etc.) whose common stock is not itself listed on a U.S. exchange. Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. The Fund may invest up to 10% of its total assets in other investment companies, including ETFs.
Related Risks
Equity Securities Risk. The Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant equity holdings. Equity holdings tend to be more volatile than other investment choices such as bonds and money market instruments. The value of a Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money. The values of convertible securities tend to decline as interest rates rise and, because of the conversion feature, tend to vary with fluctuations in the market value of the underlying equity security.
Value Stock Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.
Market and Regulatory Risk. Events in the financial markets and economy may cause volatility and uncertainty and adversely affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment goals may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact markets or issuers in which the Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.
Large-Sized Companies Risk. The stocks of larger companies may underperform relative to those of small and mid-sized companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small- and Medium-Sized Companies Risk. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in small- or medium-sized companies, the Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger-sized companies.
Sector Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors. Sector risk is the risk that investments within the same economic sector may decline in price due to sector-specific market or economic developments. Although the Adviser selects stocks on their individual merits, it is expected that when the Fund’s investments are categorized into its respective economic sectors, some sectors will represent a larger portion of the overall portfolio than other sectors. As a result, potential negative developments affecting one of the larger sectors could have a greater impact on the Fund than a fund with fewer holdings in that sector.

REITs and Foreign Real Estate Company Risk. The Fund may invest in REITs and foreign real estate companies, which are similar to entities organized and operated as REITs in the United States. REITs and foreign real estate companies pool investors’ funds for investment primarily in commercial real estate properties or real-estate related loans. REITs and foreign real estate companies generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs and/or foreign real estate companies. REITs and foreign real estate companies are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs and foreign real estate companies depend upon specialized management skills, may not be diversified (which may increase the volatility of the REITs and/or foreign real estate companies value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.
Management Risk. The skill of the Adviser will play a significant role in the Fund’s ability to achieve its investment objective. The Fund’s ability to achieve its investment objective depends on the ability of the Adviser to correctly identify economic trends, especially with regard to accurately forecasting inflationary and deflationary periods. In addition, the Fund’s ability to achieve its investment objective depends on the Adviser’s ability to select investments, particularly in volatile stock markets. The Adviser could be incorrect in its analysis of industries, companies and the relative attractiveness of growth and value stocks and other matters.

Depositary Receipts Risk. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.
Foreign Securities, Emerging Markets and Foreign Currency Risk. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.
In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.
Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.
In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.
Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.
The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.
The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.
The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks. These risks include less social, political and economic stability; smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility; more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests; less transparent and established taxation policies; less developed regulatory or legal structures governing private and foreign investment; less financial sophistication, creditworthiness, and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts; less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.; greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions; higher rates of inflation and more rapid and extreme fluctuations in inflation rates; greater sensitivity to interest rate changes; increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls; greater debt burdens relative to the size of the economy; more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and less assurance that recent favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries. Because of these risk factors, the Fund’s investments in emerging market countries are subject to greater price volatility and illiquidity than investments in developed markets.
Investment Company Risk. The Fund may invest in other investment companies, including ETFs. ETFs are typically open-end investment companies that are bought and sold on a national securities exchange. The Fund primarily uses such investments to gain exposure to investments in certain foreign markets when local law prohibits the Fund from investing directly in that market and when direct investments in certain countries are not permitted by foreign investors. ETFs may also be utilized to seek to track the performance of various securities indices. Investments in other investment companies, including ETFs, may involve duplication of management fees and certain other expenses.
When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds. Many ETFs seek to replicate a specific benchmark index. However, such an ETF may not fully replicate the performance of its benchmark index for many reasons, including because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities it holds. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.
If the Fund invests in shares of another mutual fund, shareholders will indirectly bear fees and expenses charged by the underlying mutual funds in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund also will incur brokerage costs when it purchases ETFs. Furthermore, investments in other mutual funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.

Frontier Market Risk. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less-developed capital markets, more political and economic instability, weaker legal, financial accounting and regulatory infrastructure, and more governmental limitations on foreign investments than typically found in more developed countries, and frontier markets typically have greater market volatility, lower trading volume, lower capital flow, less investor participation, fewer large global companies, and greater risk of a market shutdown than more developed markets. Frontier markets are more prone to economic shocks associated with political and economic risks than are emerging markets generally. Many frontier market countries may be dependent on commodities, foreign trade or foreign aid.

Other Investments and Risk Factors
For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Repurchase agreements are considered loans by the Fund and are subject to the risk of default by the other party. The Fund will only enter into such agreements with parties deemed to be creditworthy by the Fund’s investment adviser under guidelines approved by the Board.
As a non-principal investment strategy, the Fund may hold up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.
Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund’s SAI.
Temporary Defensive Strategy
When adverse market, economic, political or other conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in cash equivalents including money-market funds, obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers’ acceptances and certificates of deposit. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. The Fund may also invest up to 50% of its total assets in ETFs that are aligned with the Fund’s principal investment strategies, for temporary defensive purposes. In taking such a defensive position, the Fund would temporarily not be pursuing its principal investment strategies and may not achieve its investment objective.
Financial Sector Risk. The Fund currently invests a significant portion of its assets in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted.

Certain risks may impact the value of investments in the financial sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets.

Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. Insurance companies are subject to extensive government regulation in some countries and can be significantly affected by changes in interest rates, general economic conditions, price and marketing competition, the imposition of premium rate caps, or other changes in government regulation or tax law. Different segments of the insurance industry can be significantly affected by mortality and morbidity rates, environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.

The financial sector is also a target for cyber attacks and may experience technology malfunctions and disruptions. In recent years, cyber attacks and technology failures have become increasingly frequent and have caused significant losses.

Portfolio Holdings Information
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report on Part F of Form N-PORT. The annual and semi-annual reports are available by contacting the O’Shaughnessy Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or calling 1-877-291-7827 and on the SEC’s website at www.sec.gov.
MANAGEMENT OF THE FUND
Investment Adviser
O’Shaughnessy Asset Management, LLC is the Fund’s investment adviser and delivers a broad range of equity portfolios to individual investors, institutional investors and the high net-worth clients of financial advisors. It also serves as a sub-adviser to a family of mutual funds that are registered in Canada. As of July 31, 2021, the Adviser had $6,209,357,047 in discretionary assets under management and $626,699,203 in non-discretionary assets under advisement. The Adviser’s principal office is located at 6 Suburban Avenue, Stamford, Connecticut 06901.
The Adviser provides the Fund with advice on buying and selling securities. For its services, the Adviser is entitled to receive a monthly management fee based upon the average daily net assets of the Fund. The Fund pays fees calculated at an annual rate of 0.55% of average daily net assets for the first $25 million of assets, 0.45% of the Fund’s average daily net assets for the next $75 million of assets, and 0.35% of the Fund’s average daily net assets in excess of $100 million. For the fiscal year ended July 31, 2021, the Adviser received management fees of 0.41% of the Fund’s average daily net assets, net of waivers.
A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement is available in the Fund’s semi-annual report for the period ended January 31, 2021.

Portfolio Managers
The Fund is managed by the Adviser. The Adviser’s portfolio management team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are portfolio managers, James O’Shaughnessy, Principal, Chairman and Chief Investment Officer, Christopher Meredith, Principal and Director of Research, Patrick O’Shaughnessy, Principal and Chief Executive Officer and Scott Bartone, Principal and Director of Portfolio Management and Operations.
Messrs. James O’Shaughnessy, Patrick O’Shaughnessy, and Meredith have been associated with the Adviser in an investment capacity since 2007 and Mr. Bartone has been associated with Adviser in an investment capacity since 2008. Messrs. James O’Shaughnessy and Meredith began managing the Fund in February 2016. Messrs. Patrick O’Shaughnessy and Bartone began managing the Fund in November 2018. From 2001 to 2007, Mr. James O’Shaughnessy was associated in an investment management capacity with Bear Stearns Asset Management. Prior to joining Bear Stearns Asset Management, Mr. James O’Shaughnessy had investment management responsibilities at O’Shaughnessy Capital Management from 1987 to 1999 and at Netfolio, Inc. from 1999 to 2001. Mr. James O’Shaughnessy is the lead manager of the Fund. Any changes to the Fund’s investment strategies, factors, and/or models must be approved by Mr. James O’Shaughnessy. Mr. Meredith is a Senior Portfolio Manager of the Fund. Mr. Meredith oversees the daily activity, investment transactions, and rebalancing of the Fund, however, Mr. James O’Shaughnessy is responsible for the execution of the overall strategy of the Fund.
The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.
Similarly Managed Account Performance
The Fund is managed in a manner that is substantially similar to certain other accounts (the “Composite”) managed by the Adviser. The Composite has investment objectives, policies, strategies and risks substantially similar to those of the Fund. The individuals responsible for the management of the Composite are the same individuals responsible for the management of the Fund. You should not consider the past performance of the Composite as indicative of the future performance of the Fund.
The following table sets forth performance data relating to the Composite which represent the only accounts managed by the Adviser in a substantially similar manner to the portfolio of the Fund. The data is provided to illustrate the past performance of the Adviser and portfolio managers in managing substantially similar accounts as measured against appropriate indices, and does not represent the performance of the Fund. The Composite shown is not subject to the same types of expenses to which the Fund is subject, the Composite is rebalanced differently and less frequently than the Fund which will affect, among other things, transactions costs and may affect the comparability of performance, nor is the Composite subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or Subchapter M of the Code. Consequently, the performance results for the Composite expressed below could have been adversely affected if it had been regulated as an investment company under the federal securities laws.

Performance Results	Year to Date Return through October 31, 2021(1)	Average Annual Returns for the Periods Ended December 31, 2020
		Past 1 Year	Past 5 Years	Past 10 Years	Since Inception (12/1/2001)
Market Leaders Value Composite (gross of fee)	27.55%	2.68%	10.98%	11.89%	11.11%
Market Leaders Value Composite (net of fee)	26.36%	1.56%	9.82%	10.98%	9.51%
Russell 1000 Value® Index(2)	22.03%	2.80%	9.74%	10.50%	7.61%
(1)As of October 31, 2021, the Market Leaders Value Composite was comprised of 939 accounts with approximately $1,921,267,362 in assets.
(2)The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.
The management fee and operating expenses charged to institutional separate accounts in the Market Leaders Value Composite are 0.55% on the first $25 million, 0.45% on assets over $25 million and 0.35% on assets over $100 million. The performance results shown are both gross and net of all fees. The fees of the Value Composite differ from the fees of the Fund. The fees and expenses associated with an investment in the Market Leaders Value Composite are lower than the fees and expenses (after taking into account the Expense Cap) associated with an investment in the Class I shares of the Fund, so that if the Market Leaders Value Composite’s expenses were adjusted for these Fund expenses, its performance would have been lower.
Fund Expenses
The Fund is responsible for its own operating expenses. The Adviser has contractually agreed, however, to waive its management fees and pay expenses of the Fund to ensure that its Total Annual Fund Operating Expenses (excluding AFFE, interest, taxes and extraordinary expenses) does not exceed its average net assets on an annual basis as follows:

Class I
0.65%

The term of the Fund’s contractual operating expenses limitation agreement is indefinite and it can only be terminated upon a vote of the Board. The Adviser may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such recoupment is contingent upon the subsequent review and ratification of the recouped amounts by the Board. The Fund must pay current ordinary operating expenses before the Adviser is entitled to any recoupment of fees and expenses.

SHAREHOLDER INFORMATION
Class I Shares
Class I shares may impose a 0.15% shareholder servicing plan fee, however, the Advisor has voluntarily agreed to waive the shareholder servicing plan fee. Class I shares are not charged a front-end sales load, a CDSC or a Rule 12b-1 distribution and service fee and are generally available for purchase only by institutional investors, retirement accounts or high net worth individuals. Class I shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $10,000, (ii) tax-exempt retirement plans with assets of at least $10,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $10,000, and (iv) qualified state tuition plan (529 plan) accounts.
Class I share participants in tax-exempt retirement plans must contact the plan’s administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer’s human resources department. Class I share participants in fee-based investment programs should contact the program’s administrator or their financial adviser to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial adviser. Class I shares institutional clients may purchase shares either directly or through an authorized dealer.
Share Price
Class I shares of the Fund are sold at their NAV per share. The Fund normally calculates its NAV per share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally, 4:00 p.m., Eastern Time) on each day the NYSE is open for trading. Shares of the Fund will not be priced and are not available for purchase when the NYSE and/or Federal Reserve are closed, including the following days: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran’s Day, Thanksgiving Day and Christmas Day. The Fund calculates its NAV per share based on the market prices or official closing price of the securities (other than money market instruments) it holds.
Purchase and redemption requests are priced based on the next NAV per share calculated after receipt of such requests. The NAV is the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV). NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/ # of shares = NAV per share). The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily.
In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. Each security owned by the Fund that is listed on a securities exchange, including ADRs, EDRs and GDRs, is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded. The Fund values most money market instruments it holds at their amortized cost.
When market quotations are not readily available, a security or other asset is valued at its fair value as determined under procedures approved by the Board. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee.
The Fund will process purchase orders that they receive in good order and accept redemption orders that they receive in good order prior to the close of regular trading on a day in which the NYSE is open at the NAV per share determined later that day. They will process purchase orders that they receive and accept and redemption orders that they receive after the close of regular trading at the NAV per share determined at the close of regular trading on the next day the NYSE is open.
Good order means that your purchase request includes (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your account application, and (4) a check payable to the applicable Fund.
PURCHASING SHARES
There are several ways to purchase shares of the Fund. An account application is used if you send money directly to the Fund by mail or wire. Payment should be made by check in U.S. dollars and drawn on a domestic financial institution, savings and loan, or credit union, or sent by wire transfer. Checks should be made payable to the Fund in which you are investing.
The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks or any conditional order or payment.
If your check is returned for any reason, a $25 fee will be assessed against your account. You will also be responsible for any losses suffered by the Fund as a result.
The Fund does not issue share certificates. The Fund reserves the right to reject any purchase in whole or in part. If you have questions about how to invest, or about how to complete the account application, please call an account representative at 1-877-291-7827.
In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program. As requested on the account application, you must provide your full name, date of birth, social security number and permanent street address. If you are opening the accounts in the name of a legal entity (e.g., partnership, limited liability companies, business trust, corporation, etc.) you must supply the identity of the beneficial owner. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-877-291-7827 if you need assistance when completing your account application.
If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.
Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Retirement Accounts
The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-877-291-7827 for information on:
•Individual Retirement Plans, including Traditional IRAs and Roth IRAs.
•Small Business Retirement Plans, including Simple IRAs and SEP IRAs.
There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholding. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.
You May Purchase Shares through an Investment Broker
The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV, next computed after they are received by an authorized broker or the broker’s authorized designee. Your shares will be held in the broker’s name, and the broker will maintain your individual ownership information. The Fund or Adviser may pay the broker for maintaining these records as well as providing other shareholder services. Additionally, investors may be charged a fee if they effect transactions through a broker or agent. The broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.
You May Send Money to the Fund by Mail
If you wish to invest by mail, simply complete the account application and mail it with a check (made payable to the Fund in which you are investing) to:
Regular Mail    Overnight Delivery
[Name of O’Shaughnessy Fund]    [Name of O’Shaughnessy Fund]
c/o U.S. Bank Global Fund Services    c/o U.S. Bank Global Fund Services
P.O. Box 701    615 East Michigan Street, Third Floor
Milwaukee, Wisconsin 53201-0701    Milwaukee, Wisconsin 53202
Note:    The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
You May Wire Money to the Fund
If you are making your first investment in the Fund, before you wire funds, please contact the Fund by phone to make arrangements with a telephone service representative to submit your completed account application via mail, overnight delivery or facsimile. Upon receipt of your completed account application, your account will be established and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, you may call the Transfer Agent at 1-877-291-7827.
You may then instruct your bank to initiate the wire. Prior to sending the wire, please call the Fund at 1‑877-291-7827 to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the Fund’s name, your name and account number so that your wire can be correctly applied. Your bank should transmit immediately available funds by wire to:
U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #: 075000022
Credit: U.S. Bancorp Fund Services, LLC
A/C #112-952-137
FFC:    [Name of O’Shaughnessy Fund]
Shareholder Registration
Shareholder Account Number
Wired funds must be received prior to 4:00 p.m., Eastern Time, or the close of the NYSE, whichever is earlier, to be eligible for same day pricing. Neither the Fund nor U.S. Bank N.A. is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
Please contact the Transfer Agent prior to sending a wire in order to ensure proper credit. If you are making a subsequent purchase, your bank should wire funds as indicated above. It is essential that your bank include complete information about your account in all wire instructions. If you have questions about how to invest by wire, you may call the Transfer Agent at 1-877-291-7827. Your bank may charge you a fee for sending a wire payment to the Fund.
You May Purchase Additional Shares by Telephone
Unless you have declined the purchase by telephone option on your account application and if your account has been open for at least seven business days, you may purchase additional shares by calling the Transfer Agent at 1-877-291-7827. You may not make your initial purchase of Fund shares by telephone. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the ACH network. You must have banking information established on your account prior to making a telephone purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern Time, or the close of the NYSE, whichever is earlier, shares will be purchased at the appropriate share price next calculated. For security reasons, requests by telephone may be recorded. Once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time).
When is Money Invested in the Fund?
Your share price will be the NAV next calculated after the Transfer Agent or your broker receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to the Fund in which you are investing. All requests received in good order before 4:00 p.m. (Eastern Time), or the close of the NYSE, whichever is earlier, will be processed on that same day. Requests received after 4:00 p.m.

(Eastern Time), or the close of the NYSE, whichever is earlier, will be processed on the next business day.
What is the Price of the Fund?
Class I shares of the Fund are sold at NAV per share. The Fund’s NAV per share, or price per share, is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the number of its shares outstanding. The Fund’s assets are the market value of securities held in its portfolio, plus any cash and other assets. The Fund’s liabilities are fees and expenses it owes. The number of Fund shares outstanding is the amount of shares which have been issued to shareholders. The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is based on the NAV per share next calculated after your order is received and accepted.
Minimum Investments
Class I shares require a minimum investment of $10,000, are generally available for purchase only by institutional investors, retirement accounts or high net worth individuals and have no minimum subsequent investment requirements, provided the other eligibility requirements for purchase are met.
Waiving Your Initial Minimum Investment
The Adviser may waive the initial minimum in certain circumstances, including but not limited to the following:
•Transfers of shares from existing accounts if the registration or beneficial owner remains the same.
•Employees of the Adviser and its affiliates and their families.
•Employees benefit plans sponsored by the Adviser.
•Certain wrap programs offered by financial intermediaries.
•Trustees of the Fund and their families.
•Institutional clients of the Adviser.
•Defined contribution plans or defined contribution plans that the Adviser believes will reach the $10,000 minimum within the first year.
•Registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund’s distributor.
•Qualified broker-dealers who have entered into an agreement with the Fund’s distributor.
•Shareholders who acquired Class I shares of the Fund in connection with a reorganization. Such shareholders may also purchase additional Class I shares of Fund in the same account.
The initial minimum investment for Class I shares may also be waived for individual accounts of a financial intermediary that charges an ongoing fee for its services or offers Class I shares through a no-load network or platform, provided the aggregate value of such accounts invested in Class I shares is at least $10,000 or is anticipated by the Adviser to reach $10,000.

Subsequent Investments
You may purchase additional shares of the Fund by sending a check, with the stub from an account statement, to the Fund at the address above. Please also write your account number on the check. If you do not have a stub from an account statement, you can write your name, address and account number on a separate piece of paper and enclose it with your check. If you want to invest additional money by wire, it is important for you to first call the Fund at 1-877-291-7827.
Automatic Investment Plan (“AIP”)
You may make regular monthly, quarterly, semi-annual or annual investments in the Fund using the AIP. In order to participate in the AIP, your financial institution must be an Automated Clearing House (“ACH”) member. An ACH debit is drawn electronically against your account at a financial institution of your choice for investment into the Fund on the day of the month you selected. There is no charge by the Fund for this service. The Fund may terminate or modify this privilege at any time. You may terminate or modify your participation by notifying the Transfer Agent by telephone or in writing at least five calendar days prior to the effective date. Once the initial minimum investment is made, the subsequent minimum investment amount is $100. A request to change bank information may require a signature authentication from a Signature Validation Program member or other acceptable financial institution source. Additionally, the Transfer Agent will charge a $25 fee for any payment returned as unpaid. You will also be responsible for any losses suffered by the Fund as a result. To establish the AIP, an investor must complete the appropriate section of the account application. For additional information on the AIP, please call the Transfer Agent at 1-877-291-7827.
Other Purchase Programs
Holders of Class I shares of the Fund must contact the plan administrator or their financial adviser to purchase, redeem or exchange shares and to understand the shareholder services available to such holders. Holders of Class I shares in tax-exempt retirement plans should contact the appropriate tax-exempt retirement plan administrator for information regarding the administration of participants’ investments in the shares.

REDEEMING SHARES
You have the right to redeem all or any portion of your shares of the Fund at their next calculated NAV per share, on each day the NYSE is open for trading. A redemption may result in recognition of a gain or loss for federal income tax purposes.
Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will be subject to withholding. Shares held in IRA accounts may be redeemed by telephone at 1-877-291-7827. Investors will be asked whether or not to withhold taxes from any distribution.
When are Redemption Payments Made?
Generally, the Fund typically expects that it will take one to three days following the receipt of your redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. As described below, you may receive proceeds of your sale in a check, ACH, or federal wire transfer.

The Fund typically expects that they will hold cash or cash equivalents to meet redemption requests. The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in unusual circumstances. The Fund may delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund.
The Fund reserves the right to redeem in-kind as described below in the “Other Redemption Information” section. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. As noted, redemptions in-kind are typically used in unusual circumstances.
No redemption request will become effective until the Transfer Agent has received all documents in good order. Shareholders should contact the Transfer Agent at 1-877-291-7827 for further information concerning documentation required for redemption of Fund shares. You may redeem Fund shares at a price equal to the NAV per share next determined after the Transfer Agent receives your redemption request in good order. Your redemption request cannot be processed on days the NYSE is closed. All requests received in good order by the Fund before the close of the regular trading session of the NYSE (generally, 4:00 p.m., Eastern Time) will usually be sent to the bank you indicate or mailed on the following day to the address of record.
Redemption payments for telephone redemptions are sent on the next business day after the telephone call is received. Payments for redemptions requested in writing are normally made promptly, but no later than seven days after the receipt of a valid request. Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date. This delay can be avoided by investing by wire to make your purchase.
Redemptions in Writing
You may redeem your shares by simply sending a written request to the Fund. Please provide the Fund’s name, your name, account number and state the number of shares or dollar amount you would like redeemed. The letter should be signed by all of the shareholders whose names appear in the account registration. Please have the signatures guaranteed, if applicable. No redemption requests will become effective until all documents have been received in good order by the Transfer Agent. “Good order” means your redemption request includes: (1) the name of the Fund, (2) the number of shares or dollar amount to be redeemed, (3) the account number and (4) signatures by all of the shareholders whose names appear on the account registration. Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in good order. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax. You should send your redemption request to:
Regular Mail    Overnight Delivery
[Name of O’Shaughnessy Fund]    [Name of O’Shaughnessy Fund]
c/o U.S. Bank Global Fund Services    c/o U.S. Bank Global Fund Services
P.O. Box 701    615 East Michigan Street, Third Floor
Milwaukee, Wisconsin 53201-0701    Milwaukee, Wisconsin 53202

Note:    The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
Redemptions by Telephone
Unless you have declined the redemption by telephone option on the account application, you may redeem shares, up to $100,000, on any business day the NYSE is open by calling the Transfer Agent at 1-877-291-7827 before the close of trading on the NYSE. Redemption proceeds will be sent on the next business day to the address that appears on the Transfer Agent’s records. If you request, redemption proceeds will be wired on the next business day to your designated bank account, or sent via electronic funds transfer through the ACH network to your predetermined bank account. The minimum amount that may be wired is $1,000. Wire charges, currently $15, will be applied. If you are redeeming your entire account balance or a specific share amount, the fee will be deducted from the proceeds. In the case of a partial redemption or the redemption of a specific dollar amount, the fee will be deducted from your remaining account balance. There is no charge to have proceeds sent by electronic funds transfer and credit is typically available in two to three business days. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 15 calendar days before the redemption request. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time). If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.
By establishing telephone redemption privileges, you authorize the Fund and its Transfer Agent to act upon the instruction of any person who makes the telephone call to redeem shares from your account and transfer the proceeds to the financial institution account designated on the account application. The Fund and the Transfer Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on these instructions. If these normal identification procedures are followed, neither the Fund nor the Transfer Agent will be liable for any loss, liability, or cost that results from acting upon instructions of a person believed to be a shareholder with respect to the telephone redemption privilege. The Fund may change, modify, or terminate these privileges at any time upon at least 60 days’ notice to shareholders.
You may request telephone redemption privileges after your account is opened; however, the request may require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source. Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.
Signature Guarantees
A signature guarantee of each account owner, from either a Medallion program member or a non-Medallion program member, is required in the following situations:
•When ownership is being changed on your account;

•When redemption proceeds are payable to or sent to any person, address or bank account not on record;
•When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days; and/or
•For all redemptions in excess of $100,000 from any shareholder account.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.
In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not a signature guarantor.
Systematic Withdrawal Plan (“SWP”)
The Fund offers a SWP whereby you may request a predetermined amount be sent to you monthly, quarterly or annually. If you elect this method of redemption, the Fund will send a check to your address of record or will send the payment via electronic funds transfer through the ACH network directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. To start the SWP, your account must have Fund shares with a value of at least $50,000, and the minimum payment amount is $2,500. The SWP may be terminated or modified by you or the Fund at any time without charge or penalty. Termination and modification of your SWP should be provided to the Transfer Agent five calendar days prior to the next withdrawal. A withdrawal under the SWP involves a redemption of shares of the Fund, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.
Other Redemption Information
The Trust has elected to be governed by Rule 18f-1 under the 1940 Act. Specifically, if the amount you are redeeming is in excess of the lesser of $250,000 or 1% of the Fund’s net assets, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund’s net assets in securities instead of cash. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.
The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio (redemption-in-kind). It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash. A redemption, whether in cash or in-kind, is a taxable event for you.

The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with rules of the SEC. Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven business days (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.
Tools to Combat Frequent Transactions
The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Fund’s performance or whether the shareholder has conducted four round trip transactions within a 12-month period. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps include monitoring trading activity and using fair value pricing. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Fund seeks to exercise judgment in implementing these tools in a manner that is consistent with shareholder interests.
Monitoring Trading Practices
The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is limited because the Fund does not have simultaneous access to the underlying shareholder account information.
In compliance with Rule 22c-2 of the 1940 Act, the Fund’s Distributor, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing policies.
Fair Value Pricing
The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Board has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Board and are reviewed by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.
DISTRIBUTION OF FUND SHARES
Shareholder Servicing Plan
The Board has approved a Shareholder Servicing Plan (“Service Plan”) for Class I shares of the Fund. Under the Service Plan, Class I shares of the Fund may pay service fees of up to 0.15% of average daily net assets to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents. As these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
The Adviser has voluntarily agreed to limit the accrual of the shareholder servicing plan fees for the Class I shares of the Fund to 0.00% through November 27, 2022.
Service Fees – Additional Payments to Third Parties
The Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to distribution and service fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on its sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.
The Fund has policies and procedures in place for the monitoring of payments to broker-dealers and other financial intermediaries for distribution-related activities and the following non-distribution activities: sub-transfer agent, administrative, and other shareholder services.

GENERAL POLICIES
Some of the following policies are mentioned above. In general, the Fund reserves the right to:
•Refuse, change, discontinue, or temporarily suspend account services, including purchase, or telephone redemption privileges, for any reason;

•Reject any purchase request for any reason. Generally, the Fund will do this if the purchase is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading);
•Redeem all shares in your account if your balance falls below a $500 due to redemption activity. If, within 30 days of the Fund’s written request, you have not increased your account balance, you may be required to redeem your shares. The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV; and
•Reject any purchase or redemption request that does not contain all required documentation.
If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. In addition, a telephone transaction request cannot be canceled or modified after the close of regular treading on the NYSE (generally, 4:00 p.m., Eastern Time).
Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under “Purchasing Shares.”
Your financial intermediary may establish policies that differ from those of the Fund. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your financial intermediary for details.
Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that the Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1-877-291-7827 at least annually to ensure your account remains in active status.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

Fund Mailings
Statements and reports that the Fund sends to you include the following:
•Confirmation statements (after every transaction that affects your account balance or your account registration); and
•Quarterly account statements.
Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-291-7827 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
DIVIDENDS, DISTRIBUTIONS AND TAXES
The Fund intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Fund will not be subject to federal income tax if it distributes its taxable income as required by the tax law and satisfies certain other requirements that are described in the SAI.
Dividends from net investment income, if any, normally are declared and paid by the Fund in December. Capital gain distributions, if any, are also normally made in December, but the Fund may make an additional payment of dividends or capital gain distributions if it deems it desirable at another time during any year.
All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) receive capital gain distributions in cash while reinvesting dividends in additional Fund shares; or (3) receive all distributions in cash. Distributions are taxable whether received in cash or additional Fund shares.
If you elect to receive any distributions paid in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV per share, and to reinvest all subsequent distributions. If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone at 1-877-291-7827 at least five days in advance of the payment date of the distribution.
Any dividend or capital gain distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution. You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in an economic sense, a partial return of capital to you.

Distributions made by the Fund will be taxable to shareholders whether received in shares (through reinvestment) or in cash. Distributions derived from net investment income, including net short-term capital gains, are taxable to shareholders as ordinary income or, under current law, as qualified dividend income, provided certain holding period and other requirements are met. Distributions reported as capital gain dividends are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held. There is no requirement that the Fund takes into consideration any tax implications to shareholders when implementing its investment strategies. Shareholders should note that the Fund may make taxable distributions of income and capital gains even when share values have declined. Depending on the composition of its underlying investments, a portion of ordinary income dividends paid by the Fund may be qualified dividend income eligible for taxation at long-term capital gain rates for individual investors, provided that certain holding period and other requirements are met. Generally none or only a small portion of the income dividends paid to you as a result of the Fund’s investment in REITs is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates. The eligibility for qualified dividend tax rates depends on the underlying investments of the Fund. Some or all of your distributions may not be eligible for this preferential tax rate. A 3.8% surtax applies to net investment income, which generally will include dividends and capital gains from an investment in the Fund, of individual shareholders with adjusted gross income over $200,000 for single filers and $250,000 for married joint filers Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid in the following January are taxable as if received the prior December.
For taxable years beginning after 2017 and before 2025, non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S Corporation. For this purpose, “qualified business income” generally includes ordinary dividends paid by a real estate investment trust (“REIT”) and certain income from publicly traded partnerships. Regulations recently adopted by the United States Treasury allow non-corporate shareholders of a Fund to benefit from the 20% deduction with respect to net REIT dividends received by the Fund if the Fund meets certain reporting requirements, but do not permit any such deduction with respect to publicly traded partnerships.
By law, the Fund must withhold as backup withholding a percentage (currently 24%), at a rate under section 3406 of the Code for U.S. residents, of your taxable distributions and redemption proceeds if you do not provide your correct Social Security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Fund to do so.
If you sell or exchange your Fund shares, it is a taxable event for you. Depending on the purchase and sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction and your investment in the Fund. The Code limits the deductibility of capital losses in certain circumstances.
Additional information related to the tax status of the Fund and the tax consequences of investing in it is contained in the SAI. Tax consequences are not the primary consideration of the Fund in making investment decisions. You should consult your own adviser concerning federal, state and local taxation of distributions from the Fund.

INDEX DESCRIPTIONS
Please note that you cannot invest directly in an index. The figures presented in the average annual total returns table reflect all dividends reinvested.
The Russell 1000 Value® Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

FINANCIAL HIGHLIGHTS
The financial highlights table below are intended to help you understand the financial performance of the Fund for the fiscal periods shown. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report dated July 31, 2021.

O’Shaughnessy Market Leaders Value Fund
For a share outstanding throughout each year

Class I Shares	Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017
Net asset value, beginning of year	$11.95	$13.64	$14.78	$13.26	$10.87

Income from investment operations:
Net investment income	0.31	0.27†	0.24†	0.22†	0.22†
Net realized and unrealized gain/(loss) on investments	5.67	(1.73)	(0.49)	1.82	2.29
Total from investment operations	5.98	(1.46)	(0.25)	2.04	2.51

Less distributions:
From net investment income	(0.31)	(0.23)	(0.12)	(0.18)	(0.12)
From net realized gain on investments	—	—	(0.77)	(0.34)	—
Total distributions	(0.31)	(0.23)	(0.89)	(0.52)	(0.12)

Redemption fees retained	—	0.00†^	0.00†^	0.00†^	0.00†^

Net asset value, end of year	$17.62	$11.95	$13.64	$14.78	$13.26

Total return	50.66%	-10.97%	-0.90%	15.58%	23.25%

Ratios/supplemental data:
Net assets, end of year (thousands)	$255,000	$160,980	$207,655	$140,048	$56,835

Ratio of expenses to average net assets:
Before fee waiver and expense reimbursement	0.56%	0.57%	0.59%	0.74%	1.20%
After fee waiver and expense reimbursement	0.56%	0.57%	0.59%	0.65%	0.65%

Ratio of net investment income to average net assets:
Before fee waiver and expense reimbursement	1.98%	2.09%	1.76%	1.46%	1.23%
After fee waiver and expense reimbursement	1.98%	2.09%	1.76%	1.55%	1.78%

Portfolio turnover rate	68.71%	83.04%	53.98%	50.95%	63.30%
† Based on average shares outstanding.
^ Amount is less than $0.01.

Investment Adviser
O’Shaughnessy Asset Management, LLC
6 Suburban Avenue
Stamford, Connecticut 06901
Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202
Custodian
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102
Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

PRIVACY NOTICE
The Fund collects non-public information about you from the following sources:
•Information we receive about you on applications or other forms;
•Information you give us orally; and/or
•Information about your transactions with us or others.
We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.
In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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O’Shaughnessy Market Leaders Value Fund

You can find more information about the Fund in the following documents:
Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.
Annual and Semi-Annual Reports

The Fund’s annual and semi-annual reports (collectively, the “Shareholder Reports”) provide the most recent financial statements and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal year.
The SAI and the Shareholder Reports are available free of charge on the Fund’s website at www.osfunds.com. You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at 1-877-291-7827 or by writing to:
[Name of O’Shaughnessy Fund]
c/o U.S. Bank Global Fund Services
615 East Michigan Street, Third Floor
Milwaukee, Wisconsin 53202
Reports and other information about the Fund are also available:
•Free of charge from the Commission’s EDGAR database on the Commission’s Internet website at http://www.sec.gov; or
•For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(SEC Investment Company Act file number is 811-07959.)